UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): December 30, 1997

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                          Commission File No. 33-21977
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                         POLARIS AIRCRAFT INCOME FUND V,
                        A California Limited Partnership


                        State of Organization: California
                   IRS Employer Identification No. 94-3068259
         201 Mission Street, 27th Floor, San Francisco, California 94105
                           Telephone - (415) 284-7400














                       This document consists of 3 pages.


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Item 5.    Other Events

Prepayment of Promissory Note

On December 30, 1997, Polaris Aircraft Income Fund V, (the "Partnership") received $27,932,232 from Triton Aviation Services V LLC as prepayment in full of its outstanding note receivable and interest earned by the Partnership to December 30, 1997.

Because the Partnership has now received payment in full of the note receivable, Polaris Investment Management Corporation (the "General Partner") expects to make a determination regarding the appropriate timing and procedure for winding-up the Partnership's business. As soon as practicable, the General Partner will evaluate the Partnership's anticipated winding-up expenses and contingencies to determine an appropriate level of cash reserves to be retained by the Partnership until it has completed the process of winding up, and to determine the amount of cash available for distribution to the limited partners and the timing for such distributions. The Partnership anticipates making a special distribution to partners by February 28, 1998.




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to besigned on its behalf by the undersigned thereunto duly authorized.

                                       POLARIS AIRCRAFT INCOME FUND V
                                       (Registrant)
                                       By: Polaris Investment
                                           Management Corporation,
                                           General Partner




   December 31, 1997                   By: /S/Marc A. Meiches
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                                           Marc A. Meiches
                                           Chief Financial Officer
                                           (principal financial officer and
                                           principal accounting officer of
                                           Polaris Investment Management
                                           Corporation, General Partner of
                                           the Registrant)




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